EXHIBIT 10.20

Option to Purchase Lease between KY USA Energy, Inc. and Hilltopper Energy, LLC dated as of August 4, 2008 (the “Option”) and Addendum to the Option dated as of March 3, 2009

OPTION TO PURCHASE GAS LEASE
HILLTOPPER ENERGY, LLC

1. In consideration of the sum of $ $15,000 in hand paid and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter called the "Seller"), who covenants to be the owner thereof, hereby, for the Seller and the Seller's heirs, executors, administrators, successors and assigns, offers and agrees to sell and convey to **KY USA Energy, Inc.** (hereinafter called the "Buyer"), and hereby grants to the said Buyer the exclusive and irrevocable option and right to the Oil and Gas lease, under the conditions hereinafter provided, the following-described subject property, located in Todd and Owsley Counties, State of Kentucky.

Oil and Gas leases referenced on the attached deeds, including only the rights from the top of the New Albany Shale to the depth drilled on 1000 acres, more or less, located in Todd County, KY Deed Book 140, Page 340; and oil and natural gas rights to 100 acres, more or less, located in Owsley County, KY, Deed Books 76, 73, 49, Pages 197, 762, 562, respectively. All leases will convey 82% Net Revenue Interest.

2. The mineral lease to said property is to be conveyed and or assigned free and clear of all encumbrances and is subject to opinion of title and the option is given to enable the Buyer to fully evaluate the mineral reserves of the said leases.

3. The total purchase price for said leases is $ $140,000 and $20,000, respectively; said amount does not include the $15,000 mentioned in paragraph 1.

4. The Buyer agrees to pay all expenses of title clearance including, if required, abstract or certificate of title or policy of title insurance, continued down to the date of acceptance of this option and thereafter continued down to and including date of recordation of the deed from the Seller to the Buyer, costs of survey, if required, and attorney's fees; and the Seller agrees that,

except as herein provided, all taxes, liens, encumbrances or other interests in third persons will be satisfied discharged, or paid by the Seller.

5. This option may be exercised by the Buyer, at any time while the offer herein shall remain in force, by mailing, electronic mailing or delivering in person a written notice of acceptance of the offer herein to Hilltopper Energy, LLC, at PO Box 771, in the city of Greenville, County of Muhlenberg, State of KY, The offer herein shall remain irrevocable for a period of 6 (six) months from the date hereof.

6. The Seller hereby gives the Buyer or its agents consent to enter on said property at reasonable times for the purpose of inspecting or appraising it.

WITNESSESS:

IN WITNESS WHEREOF, the Seller and the Buyer have set their hands and seals this 4th day of August, 2008.

Steven D Eversole, President	Randall A McVay, Manager
KY USA Energy, Inc.	Hilltopper Energy, LLC

Addendum to
OPTION TO PURCHASE GAS LEASE
HILLTOPPER ENERGY, LLC

1. In consideration of the sum of $ $15,000 in hand paid and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter called the "Seller"), who covenants to be the owner thereof, hereby, for the Seller and the Seller's heirs, executors, administrators, successors and assigns, offers and agrees to sell and convey to **KY USA Energy, Inc.** (hereinafter called the "Buyer"), and hereby grants to the said Buyer the exclusive and irrevocable option and right to the Oil and Gas lease, under the conditions hereinafter provided, the following-described subject property, located in Todd and Owsley Counties, State of Kentucky.

Oil and Gas leases referenced on the attached deeds, including only the rights from the top of the New Albany Shale to the depth drilled on 1000 acres, more or less, located in Todd County, KY Deed Book 140, Page 340; and oil and natural gas rights to 100 acres, more or less, located in Owsley County, KY, Deed Books 76, 73, 49, Pages 197, 762, 562, respectively. All leases will convey 82% Net Revenue Interest.

2. The mineral lease to said property is to be conveyed and or assigned free and clear of all encumbrances and is subject to opinion of title and the option is given to enable the Buyer to fully evaluate the mineral reserves of the said leases.

3. The total purchase price for said leases is $ $140,000 and $20,000, respectively; said amount does not include the $15,000 mentioned in paragraph 1.

4. The Buyer agrees to pay all expenses of title clearance including, if required, abstract or certificate of title or policy of title insurance, continued down to the date of acceptance of this option and thereafter continued down to and including date of recordation of the deed from the

Seller to the Buyer, costs of survey, if required, and attorney's fees; and the Seller agrees that, except as herein provided, all taxes, liens, encumbrances or other interests in third persons will be satisfied discharged, or paid by the Seller.

5. This option may be exercised by the Buyer, at any time while the offer herein shall remain in force, by mailing, electronic mailing or delivering in person a written notice of acceptance of the offer herein to Hilltopper Energy, LLC, at PO Box 771, in the city of Greenville, County of Muhlenberg, State of KY, The offer herein shall remain irrevocable for a period of 6 (six) months from the date hereof.

6. The Seller hereby gives the Buyer or its agents consent to enter on said property at reasonable times for the purpose of inspecting or appraising it.

WITNESSESS:

IN WITNESS WHEREOF, the Seller and the Buyer have set their hands and seals this 4th day of August, 2008.

[signature] 03/03/2009	[signature] 3/3/2009
Steven D Eversole, President	Randall A McVay, Manager
KY USA Energy, Inc.	Hilltopper Energy, LLC

By the above signatures the parties do hereby affirm and agree to extend the option as per the original agreement an additional one year from the original executed date of August 4, 2008.